Hartford Life Insurance Company ICMG Registered Variable Life Separate Account A:

333-60515                   OmniSource®

Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One

033-63731                   OmniSource®

Supplement Dated July 18, 2012 to the

Annual Product Information Notice Dated May 1, 2012

Supplement Dated July 18, 2012 to your Annual Product Information Notice Dated May 1, 2012

Effective June 29, 2012 the following Investment Division and Portfolio name change is incorporated into the prospectus:

Hartford Balanced HLS Investment Division (Formerly named “Hartford Advisers HLS Investment Division”)	Class IA of the Hartford Balanced HLS Fund (Formerly named “Class IA of the Hartford Advisers HLS Fund”)

This supplement should be retained with the prospectus for future reference.